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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 6, 2001


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
             (Exact name of registrant as specified in its charter)



Nevada                                  333-37550              36-4396302
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation)                                            Identification Number)


       4150 Technology Way
       Carson City, Nevada                                    89706
       (Address of principal executive offices)            (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.           OTHER EVENTS

         The registrant is filing a Form T-1 - Statement of Eligibility and Qualification of Trustee relating to the qualification of BNY Midwest Trust
Company as indenture trustee for the Harley-Davidson Motorcycle Trust 2001-3
Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

  (a)    Financial Statements:    None

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:
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

     EXHIBIT NO.                              DOCUMENT
     -----------                              --------
         25             Statement of Eligibility and Qualification of Trustee
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HARLEY-DAVIDSON CUSTOMER FUNDING CORPORATION

                            By:      /s/ Perry A. Glassgow
                                --------------------------------
                                   Perry A. Glassgow
                                   Treasurer


December 6, 2001

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                                  EXHIBIT INDEX

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
     EXHIBIT NO.                              DOCUMENT                     PAGE
     -----------                              --------                     ----
         25         Statement of Eligibility and Qualification of Trustee     1